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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2003

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-100512 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)
Registrant's telephone number including area code—(847) 564-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003 and March 20, 2003, March 26, 2003, March 31, 2003 and April 21, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-100512) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Household Automotive Trust 2003-1 Auto Receivable Asset-Backed Notes Series 2003-1, and shall be deemed to be part hereof and thereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits:

23.1
Consent of KPMG LLP regarding financial statements of the Insurer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
	By:	/s/ STEVEN H. SMITH
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer
Dated: May 23, 2003

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP regarding financial statements of the Insurer.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX